Exhibit 32

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Sealed Air Corporation (the “Company”) for the quarterly period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jerome A. Peribere, and I, Carol P. Lowe, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2014

By:	/s/ Jerome A. Peribere
Name:	Jerome A. Peribere
Title:	President and Chief Executive Officer

Date: November 5, 2014

By:	/s/ Carol P. Lowe
Name:	Carol P. Lowe
Title:	Senior Vice President and Chief Financial Officer